Exhibit 99.1

2nd Quarter 2022 // Quarter Ended June 30, 2022

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

centerspace Parkhouse Apartment Homes // Thornton, CO

Earnings Release

Centerspace Reports Second Quarter 2022 Financial Results
MINNEAPOLIS, MN, August 1, 2022 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three and six months ended June 30, 2022. The tables below show Net Income, Funds from Operations (“FFO”)1, and Core FFO1, all on a per share basis, for the three and six months ended June 30, 2022; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted-Average Occupancy for each of the three months ended June 30, 2022, March 31, 2022, and June 30, 2021.

	Three Months Ended June 30,		Six Months Ended June 30,
Per Share	2022	2021	2022	2021
Net income (loss) - diluted	$(0.30)	$1.48	$(0.97)	$1.02
FFO - diluted	$1.02	$0.95	$2.03	$1.87
Core FFO - diluted	$1.12	$0.98	$2.10	$1.93

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results	Q2 2022 vs. Q2 2021	Q2 2022 vs. Q1 2022	2022 vs. 2021
Revenues	11.7%	4.2%	10.1%
Expenses	11.9%	2.5%	10.7%
NOI	11.5%	5.4%	9.7%

	Three months ended
Same-Store Results	June 30, 2022	March 31, 2022	June 30, 2021
Weighted Average Occupancy	94.8%	93.9%	94.9%
(1)NOI, FFO, Core FFO, and same-store results are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” below.
Highlights
•Net Loss was $0.30 per diluted share for the second quarter of 2022, compared to Net Income of $1.48 per diluted share for the same period of 2021;
•Core FFO increased 14.3% to $1.12 per diluted share for the three months ended June 30, 2022, compared to $0.98 for the three months ended June 30, 2021;
•Same-store revenues increased by 11.7% for the second quarter of 2022 compared to the second quarter of 2021, driving an 11.5% increase in NOI compared to the same period of the prior year; and
•Revised 2022 financial outlook, increasing our guidance range for net loss per share to $0.31 to $0.14 per diluted share. We also increased our same-store NOI growth guidance for 2022 to 10.0% to 12.0%, an increase of 2% over our previous guidance range. This resulted in an increase in the Core FFO guidance range to $4.45 to $4.61 per diluted share.
Balance Sheet
At the end of the second quarter, Centerspace had $196.2 million of total liquidity on its balance sheet, consisting of $183.0 million available under the lines of credit and cash and cash equivalents of $13.2 million.
Revised 2022 Financial Outlook
Centerspace revised its 2022 financial outlook and increased its earnings per share, Core FFO and same-store NOI guidance. For additional information, see S-17 of the Supplemental Financial and Operating Data for the quarter ended June 30, 2022 included at the end of this release. These ranges should be considered in their entirety. The table below reflects the revised outlook.

1

	Previous Outlook for 2022		Updated Outlook for 2022
	Low	High	Low	High
Earnings per Share – diluted	$(0.37)	$(0.11)	$(0.31)	$(0.14)
Same-Store Revenue	7.0%	9.0%	9.0%	10.5%
Same-Store Expenses	5.5%	7.5%	7.5%	8.5%
Same-Store NOI	8.0%	10.0%	10.0%	12.0%
FFO per Share – diluted	$4.26	$4.52	$4.32	$4.49
Core FFO per Share – diluted	$4.33	$4.57	$4.45	$4.61
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, August 2, 2022, at 10:00 AM ET		Replay available until August 16, 2022
USA Toll Free Number	1-844-200-6205	USA Toll Free Number	1-866-813-9403
International Toll Free Number	1-929-526-1599	International Toll Free Number	44-204-525-0658
Canada Toll Free Number	1-833-950-0062	Canada Toll Free Number	1-226-828-7578
Conference Number	753198	Conference Number	920238
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended June 30, 2022 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of June 30, 2022, Centerspace owned 83 apartment communities consisting of 14,838 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a Top Workplace for 2021 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2021, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Joe McComish
Phone: 701-837-7104
IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
kweber@centerspacehomes.com

2

Supplemental Financial and Operating Data
Table of Contents
June 30, 2022

Common Share Data (NYSE: CSR)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2022	2022	2021	2021	2021
High closing price	$103.17	$108.27	$111.26	$105.42	$79.71
Low closing price	$76.65	$89.01	$96.58	$78.42	$67.28
Average closing price	$87.61	$97.15	$103.29	$94.10	$71.99
Closing price at end of quarter	$81.55	$98.12	$110.90	$94.50	$78.90
Common share distributions – annualized	$2.92	$2.92	$2.88	$2.88	$2.80
Closing dividend yield – annualized	3.6%	3.0%	2.6%	3.1%	3.6%
Closing common shares outstanding (thousands)	15,373	15,365	15,016	14,281	14,045
Closing limited partnership units outstanding (thousands)	995	997	832	845	881
Closing Series E preferred units outstanding, as converted (thousands)	2,186	2,186	2,186	2,186	—
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,513,079	$1,819,930	$1,999,971	$1,635,984	$1,177,661

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended					Six Months Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
REVENUE	$63,116	$60,314	$57,988	$50,413	$46,656	$123,430	$93,304
EXPENSES
Property operating expenses, excluding real estate taxes	19,011	19,014	16,852	14,434	13,018	38,025	26,467
Real estate taxes	7,205	6,859	6,654	5,916	5,742	14,064	11,534
Property management expense	2,721	2,253	2,697	2,203	2,085	4,974	3,852
Casualty (gain) loss	382	598	280	(10)	(27)	980	74
Depreciation/amortization	24,768	31,001	30,418	22,447	19,308	55,769	39,300
General and administrative expenses	5,221	4,500	4,231	4,279	3,797	9,721	7,703
TOTAL EXPENSES	$59,308	$64,225	$61,132	$49,269	$43,923	$123,533	$88,930
Gain (loss) on sale of real estate and other investments	27	—	678	—	26,840	27	—
Operating income (loss)	3,835	(3,911)	(2,466)	1,144	29,573	(76)	4,374
Interest expense	(7,561)	(7,715)	(7,456)	(7,302)	(7,089)	(15,276)	(14,320)
Interest and other income (loss)	(17)	1,063	1,117	(5,082)	619	1,046	1,050
Net income (loss)	$(3,743)	$(10,563)	$(8,805)	$(11,240)	$23,103	$(14,306)	$(8,896)
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(320)	(320)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	950	2,157	1,793	1,930	(1,386)	3,107	(917)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(38)	(23)	(36)	(22)	(19)	(61)	(36)
Net income (loss) attributable to controlling interests	(2,991)	(8,589)	(7,208)	(9,492)	21,538	(11,580)	(10,169)
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)	(3,214)	(3,214)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(4,598)	$(10,196)	$(8,815)	$(11,099)	$19,931	$(14,794)	$(13,383)

Per Share Data - Basic
Net earnings (loss) per common share – basic	$(0.30)	$(0.68)	$(0.61)	$(0.79)	$1.49	$(0.97)	$1.02

Per Share Data - Diluted
Net earnings (loss) per common share – diluted	$(0.30)	$(0.68)	$(0.61)	$(0.79)	$1.48	$(0.97)	$1.02

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
ASSETS
Real estate investments
Property owned	$2,401,427	$2,390,952	$2,271,170	$2,203,606	$1,838,837
Less accumulated depreciation	(487,834)	(465,752)	(443,592)	(426,926)	(407,400)
	1,913,593	1,925,200	1,827,578	1,776,680	1,431,437
Mortgage loans receivable	—	—	43,276	42,160	37,457
Total real estate investments	1,913,593	1,925,200	1,870,854	1,818,840	1,468,894
Cash and cash equivalents	13,156	13,313	31,267	20,816	5,194
Restricted cash	1,914	2,409	7,358	2,376	8,444
Other assets	18,950	24,651	30,582	34,919	17,218
TOTAL ASSETS	$1,947,613	$1,965,573	$1,940,061	$1,876,951	$1,499,750

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$48,077	$50,360	$62,403	$58,092	$52,413
Revolving line of credit	73,000	46,000	76,000	57,000	87,000
Notes payable, net of loan costs	299,374	299,359	299,344	299,454	319,286
Mortgages payable, net of loan costs	497,917	521,536	480,703	489,140	287,143
TOTAL LIABILITIES	$918,368	$917,255	$918,450	$903,686	$745,842

SERIES D PREFERRED UNITS	$18,627	$22,412	$25,331	$21,585	$18,022
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,207,849	1,203,685	1,157,255	1,092,130	1,033,940
Accumulated distributions in excess of net income	(511,552)	(495,732)	(474,318)	(454,691)	(433,310)
Accumulated other comprehensive income (loss)	(2,362)	(2,550)	(4,435)	(5,784)	(12,064)
Total shareholders’ equity	$787,465	$798,933	$772,032	$725,185	$682,096
Noncontrolling interests – Operating Partnership and Series E preferred units	222,528	226,302	223,600	225,850	53,133
Noncontrolling interests – consolidated real estate entities	625	671	648	645	657
Total equity	$1,010,618	$1,025,906	$996,280	$951,680	$735,886
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,947,613	$1,965,573	$1,940,061	$1,876,951	$1,499,750

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by us, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does.
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows us to evaluate full period-over-period operating comparisons for existing apartment communities and their contribution to net income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI, renewing the leases on existing residents, controlling operating costs, and making prudent capital improvements.
Reconciliation of Operating Income (Loss) to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	6/30/2022	3/31/2022	6/30/2021	$ Change	% Change	$ Change	% Change
Operating income (loss)	$3,835	$(3,911)	$29,573	$7,746	(198.1)%	$(25,738)	(87.0)%
Adjustments:
Property management expenses	2,721	2,253	2,085	468	20.8%	636	30.5%
Casualty (gain) loss	382	598	(27)	(216)	(36.1)%	409	*
Depreciation and amortization	24,768	31,001	19,308	(6,233)	(20.1)%	5,460	28.3%
General and administrative expenses	5,221	4,500	3,797	721	16.0%	1,424	37.5%
(Gain) loss on sale of real estate and other investments	(27)	—	(26,840)	(27)	N/A	26,813	(99.9)%
Net operating income	$36,900	$34,441	$27,896	$2,459	7.1%	$9,004	32.3%

Revenue
Same-store	$48,867	$46,891	$43,762	$1,976	4.2%	$5,105	11.7%
Non-same-store	13,334	12,507	1,195	827	6.6%	12,139	1,015.8%
Other properties	915	916	664	(1)	(0.1)%	251	37.8%
Dispositions	—	—	1,035	—	—	(1,035)	(100.0)%
Total	63,116	60,314	46,656	2,802	4.6%	16,460	35.3%
Property operating expenses, including real estate taxes
Same-store	19,700	19,215	17,610	485	2.5%	2,090	11.9%
Non-same-store	6,286	6,329	357	(43)	(0.7)%	5,929	1,660.8%
Other properties	230	329	258	(99)	(30.1)%	(28)	(10.9)%
Dispositions	—	—	535	—	—	(535)	(100.0)%
Total	26,216	25,873	18,760	343	1.3%	7,456	39.7%
Net operating income
Same-store	29,167	27,676	26,152	1,491	5.4%	3,015	11.5%
Non-same-store	7,048	6,178	838	870	14.1%	6,210	741.1%
Other properties	685	587	406	98	16.7%	279	68.7%
Dispositions	—	—	500	—	—	(500)	(100.0)%
Total	$36,900	$34,441	$27,896	$2,459	7.1%	$9,004	32.3%
* Not a meaningful percentage

S-4

	Six Months Ended June 30,
	2022	2021	$ Change	% Change
Operating income (loss)	$(76)	$31,214	$(31,290)	(100.2)%
Adjustments:
Property management expenses	4,974	3,852	1,122	29.1%
Casualty (gain) loss	980	74	906	*
Depreciation and amortization	55,769	39,300	16,469	41.9%
General and administrative expenses	9,721	7,703	2,018	26.2%
(Gain) loss on sale of real estate and other investments	(27)	(26,840)	26,813	(99.9)%
Net operating income	$71,341	$55,303	$16,038	29.0%

Revenue
Same-store	$95,758	$86,956	$8,802	10.1%
Non-same-store	25,841	2,242	23,599	1,052.6%
Other properties	1,831	1,332	499	37.5%
Dispositions	—	2,774	(2,774)	(100.0)%
Total	123,430	93,304	30,126	32.3%

Property operating expenses, including real estate taxes
Same-store	38,915	35,140	3,775	10.7%
Non-same-store	12,614	701	11,913	1,699.4%
Other properties	560	521	39	7.5%
Dispositions	—	1,639	(1,639)	(100.0)%
Total	52,089	38,001	14,088	37.1%

Net operating income
Same-store	56,843	51,816	5,027	9.7%
Non-same-store	13,227	1,541	11,686	758.3%
Other properties	1,271	811	460	56.7%
Dispositions	—	1,135	(1,135)	(100.0)%
Total	$71,341	$55,303	$16,038	29.0%
* Not a meaningful percentage

S-5

Reconciliation of Same-Store Controllable Expenses to Total Property Operating Expenses, Including Real Estate Taxes
Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses.

	(in thousands, except percentages)
	Three Months Ended June 30,				Six Months Ended June 30,
	2022	2021	$ Change	% Change	2022	2021	$ Change	% Change

Controllable expenses
On-site compensation(1)	$5,234	$4,676	$558	11.9%	$9,978	$9,199	$779	8.5%
Repairs and maintenance	3,055	2,534	521	20.6%	5,627	4,730	897	19.0%
Utilities	3,089	2,519	570	22.6%	7,035	5,678	1,357	23.9%
Administrative and marketing	1,059	923	136	14.7%	2,105	1,857	248	13.4%
Total	$12,437	$10,652	$1,785	16.8%	$24,745	$21,464	$3,281	15.3%

Non-controllable expenses
Real estate taxes	$5,521	$5,391	$130	2.4%	$10,763	$10,741	$22	0.2%
Insurance	1,742	1,567	175	11.2%	3,407	2,935	472	16.1%
Total	$7,263	$6,958	$305	4.4%	$14,170	$13,676	$494	3.6%

Property operating expenses, including real estate taxes - non-same-store	$6,286	$357	$5,929	1,660.8%	$12,614	$701	$11,913	1,699.4%
Property operating expenses, including real estate taxes - other properties	230	258	(28)	(10.9)%	560	521	39	7.5%
Property operating expenses, including real estate taxes - dispositions	—	535	(535)	(100.0)%	—	1,639	(1,639)	(100.0)%
Total property operating expenses, including real estate taxes	$26,216	$18,760	$7,456	39.7%	$52,089	$38,001	$14,088	37.1%

(1)On-site compensation for administration, leasing, and maintenance personnel.
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations
Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation.
Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets; and
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO

S-6

presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

S-7

	(in thousands, except per share amounts)
	Three Months Ended					Six Months Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Funds From Operations
Net income (loss) available to common shareholders	$(4,598)	$(10,196)	$(8,815)	$(11,099)	$19,931	$(14,794)	$13,457
Adjustments:
Noncontrolling interests – Operating Partnership	(950)	(2,157)	(1,793)	(1,930)	1,386	(3,107)	917
Depreciation and amortization	24,768	31,001	30,418	22,447	19,308	55,769	39,300
Less depreciation – non real estate	(101)	(101)	(101)	(80)	(87)	(202)	(185)
Less depreciation – partially owned entities	(7)	(21)	(21)	(24)	(24)	(28)	(48)
(Gain) loss on sale of real estate	(27)	—	(678)	—	(26,840)	(27)	(26,840)
FFO applicable to common shares and Units	$19,085	$18,526	$19,010	$9,314	$13,674	$37,611	$26,601

Adjustments to Core FFO:
Non-cash casualty (gain) loss	163	25	—	—	—	188	—
Loss on extinguishment of debt	5	—	2	530	3	5	—
Technology implementation costs(1)	447	103	535	625	447	550	860
Commercial lease termination proceeds	—	—	—	(450)	—	—	—
Acquisition related costs	—	—	90	140	—	—	—
Interest rate swap termination, amortization, and mark-to-market	205	(613)	(411)	5,353	—	(408)	—
Amortization of assumed debt	(116)	(115)	(26)	(27)	—	(231)	—
Pursuit costs	1,127	—	—	—	—	1,127	—
Other miscellaneous items	100	(4)	(61)	(3)	—	96	3
Core FFO applicable to common shares and Units	$21,016	$17,922	$19,139	$15,482	$14,124	$38,938	$27,464

Funds from operations applicable to common shares and Units	$19,085	$18,526	$19,010	$9,314	$13,674	$37,611	$26,601
Dividends to preferred unitholders	160	160	160	160	160	320	320
Funds from operations applicable to common shares and Units - diluted	$19,245	$18,686	$19,170	$9,474	$13,834	$37,931	$26,921

Core funds from operations applicable to common shares and Units	$21,016	$17,922	$19,139	$15,482	$14,124	$38,938	$27,464
Dividends to preferred unitholders	160	160	160	160	160	320	320
Core funds from operations applicable to common shares and Units - diluted	$21,176	$18,082	$19,299	$15,642	$14,284	$39,258	$27,784

Per Share Data
Earnings (loss) per share and Unit - diluted	$(0.30)	$(0.68)	$(0.61)	$(0.81)	$1.48	$(0.97)	$1.02
FFO per share and Unit - diluted	$1.02	$1.01	$1.07	$0.60	$0.95	$2.03	$1.87
Core FFO per share and Unit - diluted	$1.12	$0.98	$1.08	$0.98	$0.98	$2.10	$1.93

Weighted average shares - basic	15,369	15,097	14,541	14,065	13,353	15,233	13,216
Effect of redeemable operating partnership units	995	965	838	865	916	978	939
Effect of Series D preferred units	228	228	228	228	228	228	228
Effect of Series E preferred units	2,186	2,186	2,186	705	—	2,186	—
Effect of dilutive restricted stock units and stock options	48	66	75	59	17	57	18
Weighted average shares and Units - diluted	18,826	18,542	17,868	15,922	14,514	18,682	14,401

(1)Costs are related to a two-year implementation.

S-8

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands)
	Three Months Ended					Six Months Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Adjusted EBITDA
Net income (loss) available to common shareholders	$(2,991)	$(8,589)	$(7,208)	$(9,492)	$21,538	$(11,580)	$16,671
Adjustments:
Dividends to preferred unitholders	160	160	160	160	160	320	320
Noncontrolling interests – Operating Partnership	(950)	(2,157)	(1,793)	(1,930)	1,386	(3,107)	917
Income (loss) before noncontrolling interests – Operating Partnership	$(3,781)	$(10,586)	$(8,841)	$(11,262)	$23,084	$(14,367)	$17,908
Adjustments:
Interest expense	7,547	7,700	7,440	7,287	7,075	15,247	14,291
Loss on extinguishment of debt	5	—	2	530	3	5	3
Depreciation/amortization related to real estate investments	24,759	30,980	30,397	22,423	19,284	55,739	39,253
Non-cash casualty (gain) loss	163	25	—	—	—	188	—
Interest income	(74)	(464)	(644)	(769)	(583)	(538)	(990)
(Gain) loss on sale of real estate and other investments	(27)	—	(678)	—	(26,840)	(27)	(26,840)
Technology implementation costs	447	103	534	625	447	550	860
Commercial lease termination proceeds	—	—	—	(450)	—	—	—
Acquisition related costs	—	—	90	140	—	—	—
Interest rate swap termination and mark-to-market	18	(582)	(359)	5,361	—	(564)	—
Pursuit costs	1,127	—	—	—	—	1,127	—
Other miscellaneous items	100	(4)	(61)	(3)	—	96	—
Adjusted EBITDA	$30,284	$27,172	$27,880	$23,882	$22,470	$57,456	$44,485

S-9

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2022 (remainder)	$—	$—	$—	$—	—	—
2023	42,015	—	—	42,015	4.8%	4.02%
2024	—	—	—	—	—	—
2025	31,699	—	73,000	104,699	12.0%	3.08%
2026	52,762	—	—	52,762	6.0%	3.74%
Thereafter	374,734	300,000	—	674,734	77.2%	3.21%
Total debt	$501,210	$300,000	$73,000	$874,210	100.0%	3.27%

(1)Weighted average interest rate of debt that matures during the year.

	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Debt Balances Outstanding
Secured fixed rate - other mortgages	$302,360	$326,113	$284,934	$293,547	$288,363
Secured fixed rate - Fannie Mae credit facility	198,850	198,850	198,850	198,850	—
Unsecured fixed rate line of credit(1)	—	—	75,000	57,000	50,000
Unsecured variable rate line of credit	73,000	46,000	1,000	—	37,000
Unsecured term loans	—	—	—	—	145,000
Unsecured senior notes	300,000	300,000	300,000	300,000	175,000
Debt total	$874,210	$870,963	$859,784	$849,397	$695,363

Other mortgages rate	3.85%	3.85%	3.81%	3.83%	3.90%
Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	—
Lines of credit rate (rate with swap)(1)	3.04%	2.56%	4.22%	2.79%	2.24%
Term loan rate (rate with swap)	—	—	—	—	4.19%
Senior notes rate	3.12%	3.12%	3.12%	3.12%	3.47%
Total debt	3.27%	3.29%	3.26%	3.23%	3.70%

(1)The current rate on our line of credit is LIBOR plus 150 basis points. The LIBOR exposure on the line of credit was hedged using an interest rate swap with a notional of $75.0 million and a fixed rate of 2.81% which was terminated in February 2022.

S-10

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Equity Capitalization
Common shares outstanding	15,373	15,365	15,016	14,281	14,045
Operating partnership units outstanding	995	997	832	845	881
Series E preferred units (as converted)	2,186	2,186	2,186	2,186	—
Total common shares and units outstanding	18,554	18,548	18,034	17,312	14,926
Market price per common share (closing price at end of period)	$81.55	$98.12	$110.90	$94.50	$78.90
Equity capitalization-common shares and units	$1,513,079	$1,819,930	$1,999,971	$1,635,984	$1,177,661
Recorded book value of preferred shares	$93,350	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,606,429	$1,913,460	$2,093,501	$1,729,514	$1,271,191

Series D Preferred Units	$18,627	$22,412	$25,331	$21,585	$18,022

Debt Capitalization
Total debt	$874,210	$870,963	$859,784	$849,397	$695,363
Total capitalization	$2,499,266	$2,806,835	$2,978,616	$2,600,496	$1,984,576

Total debt to total capitalization(1)	35.0%	31.0%	28.9%	33.1%	35%

(1)Total debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period.

	Three Months Ended										Six Months Ended
	6/30/2022		3/31/2022		12/31/2021		9/30/2021		6/30/2021		6/30/2022		6/30/2021
Debt service coverage ratio(1)	3.39	x	2.93	x	3.17	x	2.75	x	2.62	x	3.16	x	2.58	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.83	x	2.50	x	2.68	x	2.32	x	2.21	x	2.64	x	2.17	x
Net debt/Adjusted EBITDA(2)	7.11	x	7.89	x	7.43	x	8.67	x	7.68	x	7.49	x	7.76	x
Net debt and preferred equity/Adjusted EBITDA(2)	8.03	x	8.96	x	8.50	x	9.88	x	8.92	x	8.47	x	9.01	x

Distribution Data
Common shares and Units outstanding at record date	16,367		16,363		15,848		15,126		14,926		16,367		14,926
Total common distribution declared	$11,948		$11,944		$11,411		$10,890		$10,448		$23,892		$20,367
Common distribution per share and Unit	$0.73		$0.73		$0.72		$0.72		$0.70		$1.46		$1.40
Payout ratio (Core FFO per diluted share and unit basis)(3)	65.2%		74.5%		66.7%		73.5%		71.4%		69.5%		72.5%

(1)Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(2)Net debt is the total debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(3)Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

S-11

CENTERSPACE
SAME-STORE SECOND QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q2 2022	Q2 2021	% Change	Q2 2022	Q2 2021	% Change	Q2 2022	Q2 2021	% Change
Denver, CO	1,457	$8,667	$7,870	10.1%	$2,816	$2,504	12.5%	$5,851	$5,366	9.0%
Minneapolis, MN	2,537	12,911	11,395	13.3%	5,480	5,064	8.2%	7,431	6,331	17.4%
North Dakota	2,421	8,482	8,078	5.0%	3,523	3,199	10.1%	4,959	4,879	1.6%
Omaha, NE	1,370	4,501	4,037	11.5%	1,931	1,885	2.4%	2,570	2,152	19.4%
Rochester, MN	1,121	5,235	4,709	11.2%	2,138	1,937	10.4%	3,097	2,772	11.7%
St. Cloud, MN	1,192	4,353	3,634	19.8%	1,992	1,582	25.9%	2,361	2,052	15.1%
Other Mountain West	1,221	4,718	4,039	16.8%	1,820	1,439	26.5%	2,898	2,600	11.5%
Same-Store Total	11,319	$48,867	$43,762	11.7%	$19,700	$17,610	11.9%	$29,167	$26,152	11.5%

	% of NOI Contribution	Weighted Average Occupancy (1)			Average Monthly Rental Rate (2)			Average Monthly Revenue per Occupied Home (3)
Regions		Q2 2022	Q2 2021	Growth	Q2 2022	Q2 2021	% Change	Q2 2022	Q2 2021	% Change
Denver, CO	20.1%	94.0%	94.3%	(0.3)%	$1,856	$1,693	9.6%	$2,109	$1,909	10.5%
Minneapolis, MN	25.5%	94.2%	94.2%	—	1,601	1,519	5.4%	1,800	1,589	13.3%
North Dakota	17.0%	95.6%	95.9%	(0.3)%	1,119	1,078	3.8%	1,222	1,159	5.4%
Omaha, NE	8.8%	97.1%	95.5%	1.6%	1,028	927	10.9%	1,128	1,029	9.6%
Rochester, MN	10.6%	95.2%	94.5%	0.7%	1,547	1,404	10.2%	1,635	1,482	10.3%
St. Cloud, MN	8.1%	91.5%	92.7%	(1.2)%	1,150	1,005	14.4%	1,330	1,097	21.2%
Other Mountain West	9.9%	96.5%	98.1%	(1.6)%	1,208	1,015	19.0%	1,334	1,124	18.7%
Same-Store Total	100.0%	94.8%	94.9%	(0.1)%	$1,366	$1,256	8.8%	$1,518	$1,358	11.8%

(1)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-12

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q2 2022	Q1 2022	% Change	Q2 2022	Q1 2022	% Change	Q2 2022	Q1 2022	% Change
Denver, CO	1,457	$8,667	$8,458	2.5%	$2,816	$2,468	14.1%	$5,851	$5,990	0.4%
Minneapolis, MN	2,537	12,911	12,391	4.2%	5,480	5,398	1.5%	7,431	6,993	6.3%
North Dakota	2,421	8,482	8,157	4.0%	3,523	3,653	(3.6)%	4,959	4,504	10.1%
Omaha, NE	1,370	4,501	4,363	3.2%	1,931	1,898	1.7%	2,570	2,465	4.3%
Rochester, MN	1,121	5,235	5,003	4.6%	2,138	2,096	2.0%	3,097	2,907	6.5%
St. Cloud, MN	1,192	4,353	4,165	4.5%	1,992	2,084	(4.4)%	2,361	2,081	13.5%
Other Mountain West	1,221	4,718	4,354	8.4%	1,820	1,618	12.5%	2,898	2,736	5.9%
Same-Store Total	11,319	$48,867	$46,891	4.2%	$19,700	$19,215	2.5%	$29,167	$27,676	5.4%

	% of NOI Contribution	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		Q2 2022	Q1 2022	Growth	Q2 2022	Q1 2022	% Change	Q2 2022	Q1 2022	% Change
Denver, CO	20.1%	94.0%	94.3%	(0.3)%	$1,856	$1,819	2.0%	$2,109	$2,052	2.8%
Minneapolis, MN	25.5%	94.2%	93.3%	0.9%	1,601	1,583	1.1%	1,800	1,744	3.2%
North Dakota	17.0%	95.6%	94.8%	0.8%	1,119	1,103	1.5%	1,222	1,185	3.1%
Omaha, NE	8.8%	97.1%	94.9%	2.2%	1,028	1,000	2.8%	1,128	1,118	0.9%
Rochester, MN	10.6%	95.2%	92.9%	2.3%	1,547	1,518	1.9%	1,635	1,601	2.1%
St. Cloud, MN	8.1%	91.5%	93.0%	(1.5)%	1,150	1,120	2.7%	1,330	1,252	6.2%
Other Mountain West	9.9%	96.5%	94.0%	2.5%	1,208	1,155	4.6%	1,334	1,264	5.5%
Same-Store Total	100.0%	94.8%	93.9%	0.9%	$1,366	$1,339	2.0%	$1,518	$1,471	3.2%

S-13

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Denver, CO	1,457	$17,124	$15,536	10.2%	$5,283	$5,074	4.1%	$11,841	$10,462	13.2%
Minneapolis, MN	2,537	25,302	22,796	11.0%	10,879	9,944	9.4%	14,423	12,852	12.2%
North Dakota	2,421	16,639	16,027	3.8%	7,176	6,470	10.9%	9,463	9,557	(1.0)%
Omaha, NE	1,370	8,865	8,063	9.9%	3,828	3,647	5.0%	5,037	4,416	14.1%
Rochester, MN	1,121	10,238	9,353	9.5%	4,235	3,923	8.0%	6,003	5,430	10.6%
St. Cloud, MN	1,192	8,518	7,289	16.9%	4,076	3,217	26.7%	4,442	4,072	9.1%
Other Mountain West	1,221	9,072	7,892	15.0%	3,438	2,865	20.0%	5,634	5,027	12.1%
Same-Store Total	11,319	$95,758	$86,956	10.1%	$38,915	$35,140	10.7%	$56,843	$51,816	9.7%

	% of NOI Contribution	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		2022	2021	Growth	2022	2021	% Change	2022	2021	% Change
Denver, CO	20.8%	94.2%	94.0%	0.2%	$1,838	$1,688	8.9%	$2,080	$1,891	10.0%
Minneapolis, MN	25.4%	93.8%	93.6%	0.2%	1,592	1,511	5.4%	1,772	1,600	10.8%
North Dakota	16.6%	95.2%	96.0%	(0.8)%	1,111	1,070	3.8%	1,203	1,149	4.7%
Omaha, NE	8.9%	96.0%	95.3%	0.7%	1,014	919	10.3%	1,123	1,029	9.1%
Rochester, MN	10.6%	94.1%	95.0%	(0.9)%	1,532	1,390	10.2%	1,618	1,464	10.5%
St. Cloud, MN	7.8%	92.3%	93.6%	(1.3)%	1,135	988	14.9%	1,291	1,089	18.5%
Other Mountain West	9.9%	95.3%	97.9%	(2.6)%	1,181	1,001	18.0%	1,299	1,100	18.1%
Same-Store Total	100.0%	94.3%	94.8%	(0.5)%	$1,353	$1,246	8.6%	$1,494	$1,351	10.6%

S-14

CENTERSPACE
PORTFOLIO SUMMARY(1)

	Three Months Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Number of Apartment Homes at Period End
Same-Store	11,319	11,319	10,672	10,676	10,676
Non-Same-Store	3,519	3,519	3,769	3,599	903
All Communities	14,838	14,838	14,441	14,275	11,579

Average Monthly Rental Rate(2)
Same-Store	$1,366	$1,339	$1,314	$1,279	$1,233
Non-Same-Store	1,245	1,218	1,225	1,506	1,617
All Communities	$1,337	$1,292	$1,291	$1,293	$1,263

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,518	$1,471	$1,463	$1,392	$1,333
Non-Same-Store	1,329	1,271	1,306	1,606	1,739
All Communities	$1,473	$1,424	$1,423	$1,397	$1,365

Weighted Average Occupancy(4)
Same-Store	94.8%	93.9%	93.4%	94.3%	94.9%
Non-Same-Store	95.0%	94.5%	94.7%	95.1%	94.2%
All Communities	94.8%	94.0%	93.7%	94.4%	94.8%

Operating Expenses as a % of Scheduled Rent
Same-Store	40.3%	41.0%	39.5%	41.8%	41.9%
Non-Same-Store	47.1%	50.6%	44.1%	39.9%	32.9%
All Communities	41.8%	43.0%	40.6%	41.6%	41.0%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$196	$145	$369	$255	$159

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
(4)Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. The company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.

S-15

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended		Six Months Ended
Same Store Capital Expenditures	6/30/2022	6/30/2021	6/30/2022	6/30/2021
Total Same-Store Apartment Homes	11,319	11,319	11,319	11,319

Building - Exterior	$72	$416	$598	$900
Building - Interior	35	50	36	142
Mechanical, Electrical, & Plumbing	591	270	861	417
Furniture & Equipment	113	41	192	107
Landscaping & Grounds	133	87
Turnover	1,279	851	1,946	1,386
Capital Expenditures - Same-Store	$2,223	$1,715	$3,858	$3,106
Capital Expenditures per Apartment Home - Same-Store	$196	$152	$341	$274

Value Add	$6,229	$4,549	$11,800	$7,180
Total Capital Spend - Same-Store	$8,452	$6,264	$15,658	$10,286
Total Capital Spend per Apartment Home - Same-Store	$747	$553	$1,383	$909

	Three Months Ended		Six Months Ended
Capital Expenditures - All Properties	6/30/2022	6/30/2021	6/30/2022	6/30/2021
All Properties - Weighted Average Apartment Homes	14,839	11,575	14,839	11,575

Capital Expenditures	$2,499	$1,793	$4,340	$3,348
Capital Expenditures per Apartment Home	$168	$155	$292	$289

Value Add	6,288	4,555	11,858	7,186
Acquisition Capital	1,397	402	2,986	960
Total Capital Spend	10,184	6,750	19,184	11,494
Total Capital Spend per Apartment Home	$686	$583	$1,293	$993

	Three Months Ended		Six Months Ended
Value Add Capital Expenditures	6/30/2022	6/30/2021	6/30/2022	6/30/2021
Interior - Units
Same-Store	$4,317	$3,115	$6,955	$4,806
Non-Same-Store	—	—	—	—
Total Interior Units	$4,317	$3,115	$6,955	$4,806

Common Areas and Exteriors
Same-Store	$1,912	$1,434	$4,845	$2,374
Non-Same-Store	59	6	58	6
Total Common Areas and Exteriors	$1,971	$1,440	$4,903	$2,380

Total Value-Add Capital Expenditures
Same-Store	$6,229	$4,549	$11,800	$7,180
Non-Same-Store	59	6	58	6
Total Portfolio Value-Add	$6,288	$4,555	$11,858	$7,186

S-16

CENTERSPACE
2022 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace revised its outlook for 2022 in the table below.

	Six Months Ended	2022 Previous Outlook Range		2022 Revised Outlook Range
	June 30, 2022	Low	High	Low	High
	YTD Actual	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$95,758	7.0%	9.0%	9.0%	10.5%
Controllable expenses	24,745	7.0%	9.0%	10.0%	11.5%
Non-controllable expenses	14,170	3.0%	4.5%	3.0%	3.5%
Total Expenses	$38,915	5.5%	7.5%	7.5%	8.5%
Same-store NOI	$56,843	8.0%	10.0%	10.0%	12.0%

Components of NOI
Same-store NOI	$56,843	$115,850	$118,150	$118,200	$119,800
Non-same-store NOI (1)	13,227	29,200	29,900	29,200	29,700
Other Commercial NOI	1,271	2,100	2,300	2,200	2,300
Total NOI	$71,341	$147,150	$150,350	$149,600	$151,800

Accretion (dilution) from investments and capital market activity, excluding impact from change in share count	$—	—	—	—	—
Interest expense	$(15,276)	(32,200)	(31,700)	(32,200)	(31,800)
Preferred dividends	$(3,214)	(6,400)	(6,400)	(6,400)	(6,400)
Gain loss on sale of real estate and other investments	$(27)	—	—	—	—

Recurring income and expenses
Interest and other income	$1,012	$1,580	$1,750	$1,380	$1,550
General and administrative and property management	(14,695)	(27,625)	(26,975)	(28,900)	(28,600)
Casualty losses	(980)	(1,900)	(1,600)	(1,800)	(1,700)
Non-real estate depreciation and amortization	(202)	(375)	(325)	(375)	(325)
Non-controlling interest	(28)	(110)	(100)	(110)	(100)
Total recurring income and expenses	$(14,893)	$(28,430)	$(27,250)	$(29,805)	$(29,175)
FFO	$37,931	$80,120	$85,000	$81,195	$84,425

Non-core income and expenses
Non-cash casualty (gain) loss	$188	$500	$350	$500	$400
Technology implementation costs	550	950	850	1,000	900
Interest rate swap termination, amortization, and mark-to-market	(408)	200	200	(100)	(100)
Pursuit costs	1,127	—	—	1,100	1,100
Other miscellaneous items	(130)	(300)	(400)	(100)	—
Total non-core income and expenses	$1,327	$1,350	$1,000	$2,400	$2,300
Core FFO	$39,258	$81,470	$86,000	$83,595	$86,725

EPS - Diluted	$(0.97)	$(0.37)	$(0.11)	$(0.31)	$(0.14)
FFO per diluted share	$2.03	$4.26	$4.52	$4.32	$4.49
Core FFO per diluted share	$2.10	$4.33	$4.57	$4.45	$4.61
Weighted average shares outstanding - diluted	18,682	18,800	18,800	18,800	18,800

Additional Assumptions
Same-store capital expenditures (per home)	$341	$925	975	$950	1,000
Value-add expenditures	$11,858	$21,000	$24,000	$26,000	$29,000
Investments	$116,874	$116,874	$116,874	$116,874	$116,874

S-17

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Reconciliations.” They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Previous Outlook		Revised Outlook
	Six Months Ended	12 Months Ended		12 Months Ended
	June 30, 2022	December 31, 2022		December 31, 2022
	Actual	Low	High	Low	High
Net income (loss) available to common shareholders	$(14,794)	$282	$4,922	$2,002	$5,172
Noncontrolling interests - Operating Partnership and Series E preferred units	(3,107)	(7,885)	(7,885)	(7,885)	(7,885)
Depreciation and amortization	55,769	86,923	86,923	86,923	86,923
Less depreciation - non real estate	(202)	(430)	(390)	(375)	(325)
Less depreciation - partially owned entities	(28)	(70)	(90)	(110)	(100)
Dividends to preferred unitholders	320	640	640	640	640
FFO applicable to common shares and Units	$37,931	$79,460	$84,120	$81,195	$84,425

Adjustments to Core FFO:
Casualty loss write off	188	600	500	500	400
Technology implementation costs	550	990	890	1,000	900
Interest rate swap termination and amortization	(408)	—	—	(100)	(100)
Pursuit costs	1,127	—	—	1,100	1,100
Other miscellaneous items	(130)	—	—	(100)	—
Core FFO applicable to common shares and Units	$39,258	$81,050	$85,510	$83,595	$86,725

Earnings per share - diluted	$(0.97)	$(0.37)	$(0.11)	$(0.31)	$(0.14)
FFO per share - diluted	$2.03	$4.26	$4.52	$4.32	$4.49
Core FFO per share - diluted	$2.10	$4.33	$4.57	$4.45	$4.61
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Revised Outlook
	Six Months Ended	12 Months Ended		12 Months Ended
	June 30, 2022	December 31, 2021		December 31, 2021
	Actual	Low	High	Low	High
Operating income (loss)	$(76)	$30,977	$35,077	$31,977	$34,577
Adjustments:
General and administrative and property management expenses	14,695	27,800	27,100	28,900	28,600
Casualty loss	980	2,000	1,700	1,800	1,700
Depreciation and amortization	55,769	86,923	86,923	86,923	86,923
(Gain) loss on sale of real estate and other investments	(27)	—	—	—	—
Net operating income	$71,341	$147,700	$150,800	$149,600	$151,800

S-18